UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

NEPHROS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Notice Date: April 8, 2020

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, May 21, 2020

To Stockholders of Nephros, Inc.:

The Annual Meeting of Stockholders of Nephros, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company, located at 380 Lackawanna Place, South Orange, New Jersey 07079, on Thursday, May 21, 2020 at 9:00 a.m., Eastern Time, for the following purposes, each of which is more fully described in the attached proxy statement:

●	Elect three directors to each serve a three-year term expiring in 2023;
●	Ratify the appointment of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;
●	Approve a 327,062 share increase in the number of shares authorized under the Company’s 2015 Equity Incentive Plan;
●	Approve the compensation of the Company’s named executive officers on an advisory (non-binding) basis;
●	Recommend the frequency of the vote on the compensation of the Company’s named executive officers on an advisory (non-binding) basis; and
●	Act upon such other matters as may properly come before the meeting or any adjournment thereof.

Board of Directors has fixed the close of business on March 25, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

We cordially invite you to attend the meeting, which we intend to hold in person. However, we are actively monitoring the coronavirus, the public health and travel concerns our stockholders may have, and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our website at www.nephros.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. It is important that you retain a copy of the control number found on your proxy card, voting instruction form or notice, as such number will be required for you to gain access to any meeting held solely by means of remote communication.

Whether or not you plan to attend the meeting, please vote your shares by proxy. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form by completing, signing, dating and mailing your proxy card or voting instruction form in the envelope provided. Any stockholder attending the meeting may vote at the meeting, even if you already returned a proxy card or voting instruction form or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that such broker, bank or other agent.

By Order of the Board of Directors

/s/ Daron Evans
Daron Evans
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2020:

The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 are available at: http://materials.proxyvote.com/640671.

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, MAY 21, 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of Nephros, Inc. (the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 380 Lackawanna Place, South Orange, New Jersey 07079, on Thursday, May 21, 2020 at 9:00 a.m., Eastern Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 8, 2020 to our beneficial owners and stockholders of record who owned our common stock at the close of business on March 25, 2020. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

We intend to hold our Annual Meeting in person. However, we are actively monitoring the coronavirus, the public health and travel concerns our stockholders may have, and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. Please monitor our website at www.nephros.com for updated information. If you are planning to attend our Annual Meeting, please check the website one week prior to the meeting date.

It is important that you retain a copy of the control number found on your proxy card, voting instruction form or Notice, as such number will be required for you to gain access to any Annual Meeting held solely by means of remote communication.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in paper copy by mail or electronically over the Internet on an ongoing basis. A stockholder’s election to receive proxy materials in paper copy by mail or electronically over the Internet will remain in effect until such stockholder terminates its election.

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Why did I receive a full set of proxy materials instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically over the Internet.

You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to both our beneficial owners and stockholders of record.

Who can vote at the Annual Meeting?

Only the holders of record of our common stock at the close of business on the record date, March 25, 2020, are entitled to notice of and to vote at the Annual Meeting. On the record date, 9,016,550 shares of our common stock were outstanding. Stockholders are entitled to one vote for each share of common stock held on the record date.

Stockholder of Record: Shares Registered in Your Name

If, on March 25, 2020, your shares were registered directly in your name with our transfer agent, V Stock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on March 25, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are five matters scheduled for a vote:

(1)	Election of Daron Evans, Alisa Lask and Thomas Gwydir as directors to each serve a three-year term expiring in 2023; and

(2)	Ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)	Approval of a 327,062 share increase in the number of shares authorized under our 2015 Equity Incentive Plan (the “2015 Plan”);

(4)	Approval of the compensation of our named executive officers on an advisory (non-binding) basis; and

(5)	Recommendation of the frequency of the vote on the compensation of our named executive officers on an advisory (non-binding) basis.

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How do I vote?

(1)	For the election of each director nominee, you may vote “For” or “Withhold” your vote.

(2)	For the ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, you may vote “For” or “Against” or abstain from voting.

(3)	For the approval of a 327,062 share increase in the number of shares authorized under our 2015 Plan, you may vote “For” or “Against” or abstain from voting.

(4)	For the approval of the compensation of our named executive officers on an advisory (non-binding) basis, you may vote “For” or “Against” or abstain from voting.

(5)	For the recommendation of the frequency of the vote on the compensation of our named executive officers on an advisory (non-binding) basis, you may vote “One Year,” “Two Years” or “Three Years” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. If you would like directions to our offices, please call 201-343-5202.

●	If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 20, 2020, to be counted.

●	To vote over the Internet, go to http://www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 20, 2020, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote by proxy is submitted to your broker, bank or other agent. Alternatively, you may vote by proxy by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 25, 2020. There is no cumulative voting for election of directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)	“For” the election of each director nominee;

(2)	“For” the ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)	“For” the approval of a 327,062 share increase in the number of shares authorized under our 2015 Plan;

(4)	“For” the approval of the compensation of our named executive officers on an advisory (non-binding) basis; and

(5)	“For” the recommendation of one year as the frequency of the vote on the compensation of our named executive officers on an advisory (non-binding) basis.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at: http://materials.proxyvote.com/640671.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

(1)	You may submit another properly completed proxy card with a later date.

(2)	You may submit a new proxy by telephone or Internet.

(3)	You may send a timely written notice that you are revoking your proxy to our Chief Financial Officer, Andrew Astor, at our principal executive offices, located at 380 Lackawanna Place, South Orange, New Jersey 07079.

(4)	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and broker non-votes for the election of the director nominees; “For” and “Against” votes and abstentions for the auditor ratification; “For” and “Against” votes and abstentions and broker non-votes for the approval of the share increase under our 2015 Plan; “For” and “Against” votes and abstentions and broker non-votes for the advisory vote on compensation of our named executive officers; and “One Year,” “Two Year” and “Three Year” votes and abstentions and broker non-votes for the advisory recommendation on the frequency of votes on the compensation of our named executive officers.

Abstentions will be counted towards the vote total for the applicable proposals and will have the same effect as “Against” votes for these proposals. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other agent holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm is currently considered a routine matter. The election of directors, approval of the share increase under our 2015 Plan, the advisory vote on compensation of our named executive officers, and the advisory recommendation on the frequency of votes on the compensation of our named executive officers are currently considered non-routine matters under the rules of the New York Stock Exchange.

How many votes are needed to approve each proposal?

(1)	To elect Daron Evans, Alisa Lask and Thomas Gwydir as directors to each serve a three-year term expiring in 2023, the three director nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withhold” will affect the outcome.

(2)	To ratify the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, this proposal must receive a “For” vote from the majority of shares present in person or represented by proxy and and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

(3)	To approve a 327,062 share increase in the number of shares authorized under our 2015 Plan, this proposal must receive a “For” vote from the majority of shares present in person or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

(4)	The proposal to approve the compensation of our named executive officers, is an advisory (non-binding) vote, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

(5)	The proposal to recommend the frequency of the vote on named executive officer compensation is an advisory (non-binding vote), which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee will take into account the option receiving the most votes when considering the frequency of future votes on the compensation of our named executive officers.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present in person or represented by proxy at the Annual Meeting. On the record date, there were 9,016,550 shares outstanding and entitled to vote. Thus, the holders of 4,503,275 shares must be present in person or represented by proxy at the meeting to have a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Votes withheld from any director nominee, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present in person or represented by proxy at the Annual Meeting, or the chairman of the Annual Meeting, may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published on a Current Report on Form 8-K, which we will file with the SEC within four business days of the Annual Meeting.

What are “householding” rules and how do they affect me?

The SEC has adopted rules that permit companies and brokers, banks or other agents to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, bank and other agents may be “householding” our proxy materials. This means that only one copy of proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other agent, (ii) direct your written request to Chief Financial Officer, 380 Lackawanna Place, South Orange, New Jersey 07079, or (iii) contact our Chief Financial Officer at 201-343-5202. We will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other agent, or contact our Chief Financial Officer at the above address or phone number.

OTHER INFORMATION

Reverse Stock Split

On July 9, 2019, we effected a reverse stock split, in which every 9 shares of our common stock issued and outstanding immediately prior to the effective time, which was 5:30 p.m. ET on July 9, 2019, were combined into one share of common stock. Fractional shares were not issued and stockholders who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split received an amount in cash equal to $5.58 per share for such fractional interests. The number of shares of our common stock issued and outstanding was reduced from approximately 69,000,000 to approximately 7,700,000. Unless otherwise indicated all share and per-share amounts in this proxy statement have been adjusted to reflect the effect of the reverse stock split, including periods prior to the reverse stock split.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the three director nominees named below will stand for election to serve until our annual meeting in 2023. If a director nominee cannot or will not serve as a director (which events are not anticipated), then your proxyholder (one of the individuals named on your proxy card) may vote your shares for a substitute nominee named by the Board of Directors in the discretion of the proxyholder.

Director Classes

Our Board of Directors (the “Board”) is currently composed of seven directors and is divided into three classes. One class is elected each year to serve for a term of three years. The business address for each director for matters regarding our company is 380 Lackawanna Place, South Orange, New Jersey 07079.

In connection with our September 2007 financing, we entered into an investor rights agreement with the investors pursuant to which we agreed to take such corporate actions as may be required, among other things, to entitle Lambda Investors LLC (“Lambda”) (i) to nominate two individuals having reasonably appropriate experience and background to our Board to serve as directors until their respective successor(s) are elected and qualified, (ii) to nominate each successor to the Lambda nominees, provided that any successor will have reasonably appropriate experience and background, and (iii) to direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii). Under the investor rights agreement, we are required to convene meetings of the Board at least once every three months. If we fail to do so, a Lambda director will be empowered to convene such meeting. Arthur Amron and Paul Mieyal are the current Lambda directors.

Director Nominees

Biographical information regarding our director nominees is set forth below. Each of these nominees is presently serving on our Board and has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 3/25/20)	Director Since	Business Experience for the Last Five Years
Class III Director Nominees – Term expiring 2023
Daron Evans	46	2013	Mr. Evans is currently our President and Chief Executive Officer. He has served on our Board since November 29, 2013 and served as the Chairman from January 4, 2015 through April 15, 2015. Mr. Evans is a life sciences executive with over 20 years of financial leadership and operational experience. Mr. Evans is currently Managing Director of PoC Capital, LLC, and a Director of Zumbro Discovery, an early stage company developing a novel therapy for resistant hypertension. Mr. Evans was most recently Chief Financial Officer of Nile Therapeutics, Inc., from 2007 until its merger with Capricor, Inc. in November 2013. From 2004 to 2007, he held various positions at Scios, Inc. and Vistakon, Inc., both divisions of Johnson & Johnson Corp. Mr. Evans was a co-founder of Applied Neuronal Network Dynamics, Inc. and served as its President from 2002 to 2004. From 1995 to 2002, Mr. Evans served in various roles at consulting firms Arthur D. Little and Booz Allen & Hamilton. Mr. Evans is the author of four U.S. patents. Mr. Evans received his Bachelor of Science in Chemical Engineering from Rice University, his Master of Science in Biomedical Engineering from a joint program at the University of Texas at Arlington and Southwestern Medical School and his MBA from the Fuqua School of Business at Duke University. Among other experience, qualifications, attributes and skills, Mr. Evans’s extensive operational and business development experience led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

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Alisa Lask	49	2019	Ms. Lask was appointed to our Board in February 2019. She is currently a Vice President & General Manager at Galderma. She oversees the franchise of pharmaceutical, medical device injectable brands, and cosmeceutical skincare products. Previously, Ms. Lask was Senior Director of Global Strategic Marketing at Allergan, Vice President, Global Strategic Marketing at Zimmer Biomet, and spent ten years at Eli Lilly in a number of positions of increasing responsibility, with her final role as Director, Global Neuroscience. Ms. Lask received her M.B.A. from the University of Michigan in Marketing and her B.A. in Marketing from Miami University of Ohio. Among other experience, qualifications, attributes and skills, Ms. Lask’s depth of sales and marketing experience, which will be invaluable as we continue to grow our commercial operations, led our Board to conclude that she should serve as a director of our company in light of our business and structure.

Thomas Gwydir	55	2019	Mr. Gwydir was appointed to our Board in April 2019. He is currently the Chief Information Officer of the London Stock Exchange Group, a position he has held since October 2017. Previously, he was the Chief Information Officer and Chief Technology Officer of MSCI, Inc., a New York Stock Exchange listed company, from February 2015 through October 2017, and the Managing Director, Head of Engineering – Platform Services at UBS, a New York Stock Exchange listed company, from February 2013 through January 2015. He also held various positions at Asurion from May 2005 through November 2012. Mr. Gwydir holds a Bachelor of Science in Industrial Engineering from Columbia University. Among other experience, qualifications, attributes and skills, Mr. Gwydir’s extensive operations and technology background led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Continuing Directors

Biographical information regarding our continuing directors is set forth below. Each of these directors has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 3/25/20)	Director Since	Business Experience for the Last Five Years
Class I Director – Term expiring 2021
Arthur H. Amron	63	2007	Mr. Amron has served as a director of our company since September 2007. Mr. Amron is a Partner of Wexford Capital LP, an SEC-registered investment advisor and serves as its General Counsel. Mr. Amron also actively participates in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. Mr. Amron has also served as a director of Mammoth Energy Service, Inc., a Nasdaq-listed company, since January 2019. From 1991 to 1994, Mr. Amron was an associate at Schulte Roth & Zabel LLP, specializing in corporate and bankruptcy law, and from 1984 to 1991, Mr. Amron was an associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a J.D. from Harvard University, a B.A. in Political Theory from Colgate University and is a member of the New York Bar. Among other experience, qualifications, attributes and skills, Mr. Amron’s legal training and experience in the capital markets, as well as his experience serving on boards of directors of other public companies, led our Board to conclude that he should serve as a director of our company in light of our business and structure.

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Oliver Spandow	47	2018	Mr. Spandow was appointed to our Board in August 2018 and is currently the Chief Financial Officer, Executive Vice President and a member of the board of directors of IDOC, LLC, an optometry-based consulting and member service organization. Prior to IDOC, Mr. Spandow spent 15 years with Johnson and Johnson (J&J), including roles as the General Manager of the J&J Vision Care business in the United Kingdom and Ireland, Vice President of Strategic Accounts and Business Insights at Vistakon (J&J) USA, and Vice President, Finance and CFO of Vistakon (J&J) USA. While at J&J, in addition to general finance, sales and marketing roles, Mr. Spandow was involved with multiple acquisitions, divestment, and licensing deals. Prior to J&J, Mr. Spandow was a Management Consultant with Price Waterhouse. Mr. Spandow holds a B.S. in Finance from the University of Connecticut and an M.B.A. from the Fuqua School of Business, Duke University. Among other experience, qualifications, attributes and skills, Mr. Spandow’s experience with transactions and organization scale-up in the medical device space let our Board to conclude that he should serve as a director of our company in light of our business and structure.

Class II Directors – Term expiring 2022

Paul A. Mieyal	50	2007	Dr. Mieyal has served as a director of our company since September 2007 and served as our Acting President, Acting Chief Executive Officer, Acting Chief Financial Officer and Acting Secretary from January 4, 2015 to April 15, 2015. Dr. Mieyal also previously served as our Acting Chief Executive Officer from April 6, 2010 until April 20, 2012. Dr. Mieyal has been a Vice President of Wexford Capital LP since October 2006. From January 2000 through September 2006, he was Vice President in charge of healthcare investments for Wechsler & Co., Inc., a private investment firm and registered broker-dealer. Dr. Mieyal was a director of Nile Therapeutics, Inc., a publicly traded company, from September 2007 through November 2013. Dr. Mieyal received his Ph.D. in Pharmacology from New York Medical College, a B.A. in Chemistry and Psychology from Case Western Reserve University, and is a Chartered Financial Analyst. Among other experience, qualifications, attributes and skills, Dr. Mieyal’s pharmacology and chemistry education, his experience in investment banking in the healthcare industry, and his experience serving on boards of directors of other public companies, led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Malcolm Persen	66	2015	Mr. Persen has served as a director of our company since May 2015 and is currently the President of Resolute Performance Contracting, a solar construction firm that he founded in 2011. Previously, from 2009 through 2011, he was the Executive Vice President at Ironco Enterprises, a renewable energy contracting organization. From 2004 through 2008, Mr. Persen served as the Chief Financial Officer for Radyne Corporation, a Nasdaq-listed manufacturer and distributor of satellite and telecommunications equipment. Earlier, Mr. Persen was employed as Group Financial Officer for Avnet, Inc., a global distributor of electronic components and computer systems. Other experience included assignments with consultancies Arthur D. Little and Mercer Management Consulting. In addition, Mr. Persen is a Faculty Associate at the W. P. Carey School of Business at Arizona State University. Previously, Mr. Persen has served on the Finance Faculties of the University of Arizona, Boston College and the University of Massachusetts. Mr. Persen currently serves on the board of Valutek, LLC, a supplier of cleanroom supplies through direct and distribution channels. Mr. Persen holds a B.A. in Political Economics from The Colorado College, and an M.B.A. from The Amos Tuck School of Business at Dartmouth College. Among other experience, qualifications, attributes and skills, Mr. Persen’s extensive financial background led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Vote Required

Directors will be elected by plurality vote, and no minimum vote is required for the director nominees to be elected. The three director nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Stockholders do not have cumulative voting rights. Your vote may be cast “For” or “Withheld” from any individual director nominee.

Our Board of Directors has unanimously approved and recommends that stockholders vote “FOR”

the election of each of Mr. Evans, Ms. Lask and Mr. Gwydir as a Class III director.

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PROPOSAL NO. 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Moody, Famiglietti & Andronico, LLP (“MFA”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board has ratified this appointment and recommends that the stockholders also ratify this appointment. If the appointment of MFA is not ratified by the stockholders, the Audit Committee will reconsider, but might not change, its decision to appoint MFA.

MFA has audited our financial statements since 2015, and has advised us that it does not have, and has not had, any direct or indirect financial interest in our company in any capacity other than that of serving as independent registered public accounting firm. Representatives of MFA are expected to attend the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Summary of Auditor Fees and Pre-Approval Policy

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our independent registered public accounting firm. Although the Audit Committee does not have formal pre-approval policies and procedures in place, it pre-approved all of the services performed by MFA during 2019 and 2018.

Audit Fees

Fees billed for audit services by MFA for the year ended December 31, 2019 totaled approximately $173,200 in connection with the interim reviews, the year-end audit, and consents for registration statements. Fees billed for audit services by MFA for the year ended December 31, 2018 totaled approximately $148,600 in connection with the interim reviews, the year-end audit, and consents for registration statements.

Audit-Related Fees

No audit-related services were provided by MFA for the year ended December 31, 2019. Fees billed for audit-related services by MFA for the year ended December 31, 2018 totaled approximately $3,750 in connection with accounting advisory and consulting services.

Tax Fees

No tax services were provided by MFA for the year ended December 31, 2019. Fees for tax services provided by MFA for the year ended December 31, 2018 were approximately $9,800. Tax services generally consisted of preparation of federal and state income tax returns.

All Other Fees

We did not engage MFA to provide any other services during the years ended December 31, 2019 and 2018.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute ratification of the appointment of MFA. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors has unanimously approved and recommends the stockholders vote “FOR”

the ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

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PROPOSAL NO. 3 —

APPROVAL OF A 327,062 SHARE INCREASE TO THE 2015 EQUITY INCENTIVE PLAN

The Board has approved, subject to stockholder approval, amendments to the Nephros, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to allocate 327,062 additional shares for issuance under the 2015 Plan. No other changes to the 2015 Plan are proposed or recommended.

Background

The purpose of the 2015 Plan is to aid us in attracting, retaining, motivating and rewarding our key employees to whom our successful operations and strong performance are tied, and to promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of our stockholders. The Board believes that equity incentive grants are vital to our interests and our stockholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives’ compensation to their performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the 2015 Plan allows for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with stockholder value.

Proposed Changes

The only proposed change to the 2015 Plan is to increase the number of shares allocated to the 2015 Plan by 327,067 shares.

Equity Compensation Plan Information

As of March 25, 2020, there were 342,967 shares remaining available for future awards under the 2015 Plan. There were also outstanding stock options to purchase 1,016,341 shares of our common stock, which had a weighted average exercise price of $5.51 and a weighted average remaining contractual life of 6.76 years. As of March 25, 2020, there were 55,111 shares of unvested restricted stock outstanding.

Administration

The Board is currently the administrator of the 2015 Plan, but the Board may delegate the administration of the 2015 Plan to the Compensation Committee. The Board and any Committee to which it may delegate the administration of the 2015 Plan are collectively referred to in the 2015 Plan as the “Administrator.”

The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more of our officers, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the 2015 Plan. The Administrator may, by resolution, authorize one or more of our officers to do one or both of the following on the same basis as the Administrator: (i) designate employees to be recipients of awards under the 2015 Plan and (ii) determine the size of any such awards; provided, however, that the Committee may not delegate such responsibilities to any such officer for awards granted to an employee who is one of our officers or directors or the beneficial owner of more than 10% of our common stock; the resolution providing such authorization sets forth the total number of awards such officer(s) may grant; and the officer(s) must report periodically to the Administrator regarding the nature and scope of the awards granted pursuant to the authority delegated.

Except as otherwise provided in the 2015 Plan, the Administrator will have all of the powers vested in it under the provisions of the 2015 Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an award will be granted; the individuals to whom, and the time or times at which, awards will be granted; the number of shares subject to each award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each award. The Administrator will have full power and authority to administer and interpret the 2015 Plan, to make and amend rules, regulations and guidelines for administering the 2015 Plan, to prescribe the form and conditions of the respective Agreements evidencing each award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any award (to the extent the amended terms would be permitted by the 2015 Plan and provided that no such revision or amendment, except as is authorized in Section 15 of the 2015 Plan, may impair the terms and conditions of any award that is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the 2015 Plan (including to correct any defect, omission or inconsistency in the 2015 Plan or any Agreement, to the extent permitted by law and the 2015 Plan). The Administrator’s interpretation of the 2015 Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it under the 2015 Plan will be conclusive and binding on all parties concerned.

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Eligibility

Any employee, director, or consultant may participate in the 2015 Plan; provided, however, that only employees are eligible to receive incentive stock options. As of March 25, 2020, there were 27 employees, 7 directors, and no consultants eligible to participate in the 2015 Plan.

Shares Available for Awards

The stock to be awarded or optioned under the Plan (the “share authorization”) will consist of authorized but unissued or reacquired shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2015 Plan is 1,660,395 shares; provided, that all shares of stock reserved and available under the 2015 Plan will constitute the maximum aggregate number of shares of stock that may be issued through incentive stock options.

The following shares of common stock will not reduce the share authorization and will continue to be reserved and available for awards granted pursuant to the 2015 Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right will reduce the share authorization, whether such stock appreciation right is settled in cash or shares of common stock. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the share authorization.

Unless and until the Administrator of the 2015 Plan determines that a specific award to a covered employee is not “performance-based” compensation for purposes of the prior version of Section 162(m) of the Internal Revenue Code (in which case the following limits will not apply to that award), no person may be granted options or stock appreciation rights under the 2015 Plan for more than 333,333 shares of common stock in any calendar year, and no person may be granted restricted stock awards, restricted stock unit awards or performance awards under the 2015 Plan for more than 111,111 shares of common stock in any calendar year. These limits remain in place, despite the elimination of the “performance-based” compensation deduction in Section 162(m), as discussed below.

The Administrator will adjust the number of shares and share limit described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2015 Plan. Any adjustment determination made by the Administrator will be final, binding and conclusive.

Type of Awards and Terms and Conditions

The 2015 Stock Plan provides that the Administrator may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable, including stock options, including both incentive stock options (“ISOs”) and non-qualified stock options; stock appreciation rights; restricted stock; restricted stock units; and performance awards.

Options. Options may either be incentive stock options, which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code, or non-qualified stock options. Options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or our parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. Non-qualified stock options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of non-qualified stock options. The exercise price of each share subject to a non-qualified stock option will be determined by the Administrator at the time of grant but must be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as stockholders with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

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Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or our performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the awards beginning on the grant date, but have no other rights as stockholders with respect to such shares.

Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or our performance. Recipients of restricted stock units have no rights as stockholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards. Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as stockholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights. A stock appreciation right may be granted independent of, or in tandem with, a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of our stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. Stock appreciation rights vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of stock appreciation rights. Recipients of stock appreciation rights have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Amendments of the 2015 Plan

The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2015 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation or as except as provided under the 2015 Plan itself, the Board may not, without stockholder approval, revise or amend the 2015 Plan to (i) materially increase the number of shares subject to the 2015 Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the 2015 Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Term

The Administrator may grant awards pursuant to the 2015 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after March 25, 2025.

Change of Control

Unless otherwise provided in the terms of an award, upon our change of control, as defined in the 2015 Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2015 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding us by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the 2015 Plan) as of the effective date of any such change of control, cash in an amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

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Payment

Upon exercise of an option granted under the 2015 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of our common stock, by withholding shares of our common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any of our insider trading policies), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with our common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions

Unless permitted by law and expressly permitted by the 2015 Plan or underlying award agreement, no award will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a non-qualified stock option to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

New Plan Benefits

The amount of future awards will be determined by the administrator. The 2015 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, we cannot determine the awards that will be made under the 2015 Plan or that would have been made in the past if the 2015 Plan had been in place.

Federal Income Tax Matters

Options. Under present law, an optionee will not recognize any taxable income on the date a non-qualified stock option is granted pursuant to the 2015 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of our common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. We will receive an income tax deduction in our fiscal year in which non-qualified stock options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the 2015 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no compensation that is taxable as ordinary income when the option is granted. Further, the optionee generally will not recognize any compensation that is taxable as ordinary income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been our employee. We generally are not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. We normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

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Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). We normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of our common stock or the cash received, as the case may be, in the year that the recipient receives payment. We normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of our common stock or the cash received in the year that the stock appreciation right is exercised. We normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Section 409A of the Internal Revenue Code. Depending in part on particular award terms and conditions, certain awards under the 2015 Plan may be considered non-qualified deferred compensation subject to the requirements of Section 409A of the Internal Revenue Code. If the terms of such awards do not meet the requirements of Section 409A, the violation of Section 409A may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) of the Internal Revenue Code. The 2015 Plan allowed us to grant certain performance-based awards to “covered employees” in compliance with the prior version of Section 162(m) of the Internal Revenue Code. These covered employees included our Chief Executive Officer and each of the next three most highly compensated executive officers (other than the Chief Financial Officer, if any). The prior version of Section 162(m) generally limited the corporate tax deduction for compensation paid to these covered employees that was not “performance-based” to $1,000,000 per covered employee. “Performance-based” compensation meeting certain requirements was not counted against the $1,000,000 limit and generally remained fully deductible for tax purposes.

The Tax Cuts and Jobs Act of 2017Act (the “Tax Act”) eliminated the “performance-based” exception for compensation payments beginning in fiscal year 2018 and expanded the application of Section 162(m) to the Chief Executive Officer, Chief Financial Officer and each of the next three most highly compensated executive officers. As a result, we may still grant “performance-based” compensation, but the tax deduction available for this compensation will no longer be available for compensation paid to our Chief Executive Officer or Chief Financial Officer, who at this time are our only executive officers.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2015 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

Other than as a result of their right to participate in the 2015 Plan, no person who was one of directors or executive officers in the year ended December 31, 2019 or who is a nominee for director at the Annual Meeting, or any associate of theirs, has any substantial interest in this proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute approval of the 327,062 share increase in the number of shares authorized under our 2015 Plan. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors has unanimously approved and recommends a vote “FOR”

a 327,062 share increase in the number of shares authorized under our 2015 Plan.

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PROPOSAL NO. 4 —

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement under “Compensation Matters,” and in the tabular and accompanying narrative disclosure regarding named executive officer compensation.

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, at least once every three years. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our annual meeting in 2014, we have determined to hold advisory votes on the compensation of our named executive officers once every two years.

Our executive compensation arrangements are designed to enhance stockholder value on an annual and long-term basis. Through the use of base pay as well as annual and long-term incentives, we seek to compensate our named executive officers for their contributions to our profitability and success. Please read “Compensation Matters” beginning on page 18 of this proxy statement for additional details about our executive compensation arrangements, including information about the fiscal year 2019 compensation of our named executive officers. We are asking our stockholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K under the heading “Compensation Matters”, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute advisory approval of our named executive officer compensation. However, this approval is only advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Our Board of Directors has unanimously approved and recommends a vote “FOR”

the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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PROPOSAL 5 —

ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON

NAMED EXECUTIVE OFFICER COMPENSATION

In this advisory vote, we are asking stockholders to indicate whether we should conduct an advisory vote on the compensation of our named executive officers once every year, once every two years, or once every three years (i.e., on an annual, biennial or triennial basis). Alternatively, stockholders may abstain from casting a vote on this matter.

After careful consideration, our Board has determined that an annual advisory vote on executive compensation is the most appropriate alternative for us. By providing an annual advisory vote on executive compensation, our stockholders will be able to provide us with direct input on our compensation policies and practices as disclosed in the proxy statement.

Vote Required

The frequency that receives the highest number of votes cast by stockholders will be considered by the Board as the frequency that has been recommended by stockholders. However, this recommendation is only advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee will take into account the option receiving the most votes when considering the frequency of future votes on the compensation of our named executive officers.

Our Board of Directors has unanimously approved and recommends a vote for “ONE YEAR” as the frequency for future advisory votes on the compensation of our named executive officers.

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CORPORATE GOVERNANCE

Board of Director Meetings

Our business is under the general oversight of the Board as provided by the Delaware General Corporation Law and our bylaws. During the year ended December 31, 2019, the Board held five meetings and took action by unanimous written consent in lieu of a meeting four times. Each person who was a director during 2019 attended at least 75% of the Board meetings and the meetings of the committees on which such director served that occurred during the time such director was on the Board or such committees.

Each of our directors is encouraged to be present at the annual meeting of our stockholders absent exigent circumstances that prevents such director’s attendance. Where a director is unable to attend the annual meeting in person but is able to do so by electronic conferencing, we will arrange for the director’s participation by means where the director can hear, and be heard by, those present at the meeting. One of our directors attended our annual meeting held in 2019.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for nominating individuals for election to the Board and for filling vacancies on the Board that might occur between annual meetings of the stockholders. The Governance Committee is also responsible for identifying, screening, and recommending candidates for prospective Board membership. When formulating its membership recommendations, the Governance Committee also considers any qualified candidate for an open Board position timely submitted by our stockholders in accordance with our established procedures.

The Governance Committee will evaluate and recommend candidates for membership on the Board consistent with certain criteria, including, but not limited to, personal qualities and characteristics, accomplishments, and reputation in the business community; financial, regulatory, and business experience; current knowledge and contacts in the industry in which we do business; ability and willingness to commit adequate time to Board and committee matters; fit of the individual’s skills with those of other directors and potential directors in building a Board that is effective and responsive to our needs; independence; and any other factors the Board deems relevant, including diversity of viewpoints, background, experience, and other demographics. In addition, prior to nominating a current director for re-election, the Board will consider and review such director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the current director brings to the Board; and independence.

To identify nominees, the Governance Committee will rely on personal contacts as well as its knowledge of persons in our industry. We have not previously used an independent search firm to identify nominees.

The Board will consider stockholder recommendations of candidates when the recommendations are properly submitted. Stockholder recommendations should be submitted to us pursuant to the procedures discussed in “Procedures For Security Holder Submission of Nominating Recommendations” which is available on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Security Holder Submission of Nominating Recommendations.” Written notice of any nomination must be timely delivered to Nephros, Inc., 380 Lackawanna Place, South Orange, New Jersey 07079, Attention: Board of Directors, c/o Chief Financial Officer.

The Governance Committee uses a variety of methods for identifying and evaluating non-incumbent candidates for director. The Governance Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board as well as the qualifications of candidates in light of these needs. The Governance Committee will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including members of the Board, our management or a professional search firm. The evaluation of these candidates may be based solely upon information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates.

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Director Independence

Under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with the Company’s legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq listing standards as in effect from time to time.

Consistent with these considerations, the Board, following the determination of the Governance Committee, has affirmatively determined that the following directors are independent within the meaning of the applicable Nasdaq listing standards: Messrs. Persen, Spandow, and Gwydir and Ms. Lask. In making this determination, the Board and the Governance Committee reviewed whether there were any relevant transactions or relationships between each director, nominee, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, and determined that there were none.

In making its determination as to the independence of the above-listed directors, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Evans, the Company’s President and Chief Executive Officer, is not an independent director by virtue of his service as an officer of the Company and Dr. Mieyal and Mr. Amron are not independent directors as they are, respectively, an employee and a Partner of Wexford Capital LP, the managing member of certain Wexford Entities, which own beneficially approximately 39% of our common stock as of March 25, 2020.

Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Governance Committee. These committees are each governed by a specific charter, each of which is available on our website at https://investors.nephros.com/corporate-governance/.

Audit Committee

The Audit Committee is composed of Malcolm Persen (Chairman), Oliver Spandow and Thomas Gwydir, none of whom is our employee. Each of Mr. Persen, Mr. Spandow and Mr. Gwydir has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Audit Committee is to (i) oversee accounting, auditing, and financial reporting processes; (ii) ensure that our internal controls and procedures are designed to promote compliance with accounting standards and applicable laws and regulations; and (iii) appoint and evaluate the qualifications and independence of our independent registered public accounting firm. The Audit Committee held five meetings in 2019.

The Board has determined that all Audit Committee members are financially literate under the Nasdaq listing standards. The Board also determined that Mr. Persen qualifies as an “audit committee financial expert” as defined in the applicable SEC rules, based on his extensive experience previously outlined.

Compensation Committee

The Compensation Committee is composed of Malcolm Persen, Oliver Spandow and Alisa Lask, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Compensation Committee is to (i) assist the Board in discharging its responsibilities with respect to the determination and review of our compensation plans, policies, and programs, including compensation of our directors and executive officers; (ii) evaluate the performance of our executive officers; (iii) assist the Board in developing succession plans for executive officers; and (iv) administer our stock and incentive compensation plans and recommend changes in such plans to the Board as needed. The Compensation Committee establishes the compensation of our executive officers on an annual basis. The Compensation Committee held one meeting in 2019.

The Compensation Committee reviews and approves, on an annual basis, the corporate goals and objectives with respect to the compensation of our executive officers. The Compensation Committee evaluates, at least once a year, our executive officers’ performance in light of these established goals and objectives, and, based upon these evaluations, recommends to the full Board the annual compensation of such executive officers, including salary, bonus, incentive, and equity compensation. In reviewing and recommending the compensation of the executive officers, the Compensation Committee may consider the compensation awarded to officers of similarly situated companies, our performance, the individuals’ performance, compensation given to our executive officers in past years or any other fact that the Compensation Committee deems appropriate. The Chief Executive Officer does not participate in the discussions and processes concerning his own compensation and is not present during any discussions regarding his own compensation. The Compensation Committee also reviews and recommends to the full Board appropriate director compensation programs for service as directors and committee members. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

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Governance Committee

The Governance Committee is composed of Thomas Gwydir and Alisa Lask, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Governance Committee is to assist the Board in (i) identifying qualified individuals to become Board members; (ii) determining the composition of the Board and its committees; (iii) monitoring a process to assess Board effectiveness and in developing; and (iv) implementing our corporate procedures and policies. Further discussion of the Governance Committee’s role is above under “Selection of Nominees for the Board of Directors.” The Governance Committee did not meet in 2019 but took action by unanimous written consent in lieu of a meeting once.

Board Leadership Structure and Oversight of Risk

The Board is responsible for providing oversight of our affairs. The Chairman of the Board, among other responsibilities, works with the Chief Executive Officer and the Board to prepare Board meeting agendas and schedules, acts as liaison to other members of the Board, and, in conjunction with our Chief Executive Officer, presides at Board meetings. There was no named Chairman of the Board during 2019.

As explained above, our Board of Directors has three committees—the Audit Committee, the Compensation Committee and the Governance Committee. Our Audit Committee is responsible for overseeing certain accounting-related aspects of our risk management processes while our full Board focuses on overall risk management. The Audit Committee and the full Board focus on what they believe to be the most significant risks facing us and our general risk management strategy, and also attempt to ensure, together with the Chief Executive Officer, that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities at the present time is an appropriate approach for addressing the risks facing our company and that our Board leadership structure supports this approach. We can offer no assurance that this structure, or any other structure, will be effective in all circumstances.

Stockholder Communication with the Board

Stockholders may communicate with the Board, members of particular committees or individual directors, by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Financial Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Financial Officer will submit the correspondence to the Board or to any committee or specific director to whom the correspondence is directed. Procedures for sending communications to the Board of Directors can be found on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Communicating with the Board.” Please note that all such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Code of Business Conduct and Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) for our employees, officers and directors. The Code of Ethics is available free of charge on our website at https://investors.nephros.com/corporate-governance/. We intend to timely disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC or posting such amendment or waiver on our website.

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Executive Officers

Our current executive officers are Daron Evans, who serves as our President and Chief Executive Officer, and Andrew Astor, who serves as our Chief Financial Officer and Chief Operating Officer. Mr. Evans’ biography may be found above in the section titled “PROPOSAL NO. 1 — ELECTION OF DIRECTORS.”

Mr. Astor, age 63, joined as our Chief Financial Officer on February 13, 2017 and was appointed to the additional position of Chief Operating Officer on December 13, 2018. He was most recently President and Chief Financial Officer at Open Source Consulting Group, a growth stage services firm. Previously, he was a Managing Director at Synechron, a global consulting organization, from 2013 to 2015. From 2009 to 2013, he served as Vice President at Asurion, a large, privately-held insurance company. Mr. Astor was co-founder of the software company EnterpriseDB, and served as its CEO from 2004 to 2008. Mr. Astor was Vice President at webMethods, a software firm, from 2002 to 2004 and Vice President at Dun & Bradstreet from 1998 to 2001. Prior to 1998, Mr. Astor held various roles at American Management Systems, SHL/MCI Systemhouse, and Ernst & Young. Mr. Astor received his Bachelor of Arts in Mathematics from Clark University, and his M.B.A. from The Wharton School at the University of Pennsylvania.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our consolidated audited financial statements for fiscal year 2019 with management. The Audit Committee has discussed with Moody, Famiglietti & Andronico, LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from Moody, Famiglietti & Andronico, LLP required by the PCAOB regarding communications with the Audit Committee regarding independence, and has discussed with Moody, Famiglietti & Andronico, LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Submitted by:	The Audit Committee
Malcolm Persen, Chairman
Oliver Spandow
Thomas Gwydir

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STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of our common stock as of March 25, 2020, by (i) each person known to us to own beneficially more than five percent of our common stock, based on such persons’ or entities’ filings with the SEC; (ii) each director, director nominee and executive officer; and (iii) all directors and executive officers as a group. Except as otherwise provided, the address for each beneficial owner is c/o Nephros, Inc. 380 Lackawanna Place, South Orange, NJ 07079.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Wexford Entities(2)	3,517,662	38.5%
Pessin Group(3)	765,474	8.5%
Arthur H. Amron(4)	-	*
Andrew Astor(5)	193,962	2.1%
Daron Evans(6)	473,064	5.1%
Thomas Gwydir(7)	10,639	*
Alisa Lask(8)	11,745	*
Paul A. Mieyal(9)	-	*
Malcolm Persen(10)	67,917	*
Oliver Spandow (11)	25,844	*
All executive officers and directors as a group (8 individuals)(12)	783,171	8.2%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage ownership is based on 9,016,550 shares of common stock outstanding as of March 25, 2020, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options and warrants exercisable on or within 60 days after March 25, 2020 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but not for computing the percentage ownership of any other person.

(2)	Based on information provided in a Schedule 13D dated January 12, 2018, as updated by information provided to us. The shares previously beneficially owned by Lambda Investors LLC (“Lambda”) were distributed to Lambda’s direct beneficial owners (the “Wexford Entities”), effective December 31, 2019. The shares beneficially owned by the Wexford Entities may be deemed beneficially owned by (i) Wexford Capital LP, which is the manager or investment manager of certain Wexford Entities, (ii) Wexford GP LLC, which is the General Partner of Wexford Capital LP, and/or (iii) Charles E. Davidson and Joseph M. Jacobs, each in his capacity as a managing member of Wexford GP LLC and certain Wexford Entities. The address of each of Wexford Capital LP, Wexford GP LLC, Mr. Davidson and Mr. Jacobs is c/o Wexford Capital LP, 777 South Flagler Drive, Suite 602 East, West Palm Beach, FL 33401. Includes 44,774 shares issuable upon exercise of options and 66,667 shares issuable upon exercise of warrants. The Wexford Entities are controlled by (i) Wexford Capital LP, (ii) Wexford GP LLC and/or (iii) Mr. Davidson and Mr. Jacobs. Dr. Mieyal and Mr. Amron, two of our directors, are, respectively, a Vice President and a Partner and General Counsel of Wexford Capital LP.

(3)	Based on information provided in a Schedule 13D/A dated May 17, 2019. The shares beneficially owned by the Pessin Group are individually owned as follows: (i) Brian Pessin, 131,081 shares; (ii) Sandra F. Pessin, 439,436 shares; and (iii) Norman H. Pessin, 194,957 shares. Each of Brian Pessin, Sandra F. Pessin, and Norman H. Pessin have sole voting and dispositive power over the shares each individually owns. The address for Brian Pessin is 310 East 75th Street, Apt. 2A, New York, NY 10021. The address for Sandra F. Pessin and Norman H. Pessin is 366 Madison Avenue, 14th Floor, New York, NY 10017.

(4)	Mr. Amron’s address is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830.

(5)	Include (i) 109,139 shares issuable upon the exercise of options; (ii) 14,815 shares issuable upon exercise of warrants; and (iii) 6,848 shares of unvested restricted stock.

(6)	Includes (i) 303,384 shares issuable upon exercise of options; (ii) 11,484 shares issuable upon exercise of warrants; and (iii) 9,282 shares of unvested restricted stock.

(7)	Includes (i) 8,274 shares issuable upon exercise of options; and (ii) 2,365 shares of unvested restricted stock.

(8)	Includes (i) 8,268 shares issuable upon exercise of options; and (ii) 3,227 shares of unvested restricted stock.

(9)	Dr. Mieyal’s address is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830.

(10)	Includes (i) 19,871 shares issuable upon exercise of options; (ii) 1,732 shares issuable upon exercise of warrants; and (iii) 5,437 shares of unvested restricted stock.

(11)	Includes (i) 11,610 shares issuable upon exercise of options; and (ii) 3,448 shares of unvested restricted stock.

(12)	Includes (i) 460,546 shares issuable upon exercise of options; (ii) 28,031 shares upon exercise of warrants; and (iii) 30,607 shares of unvested restricted stock. See Footnotes 5, 6, 7, 9, 10 and 11 above.

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COMPENSATION MATTERS

Executive Compensation

The following table sets forth all compensation earned in the years ended December 31, 2019 and 2018 by our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Daron Evans	2019	350,000	70,000	79,547	114,689	10,500	624,736
President and Chief Executive Officer	2018	350,000	19,687	67,144	-	10,500	447,331

Andrew Astor(3)	2019	295,108	51,644	58,687	114,689	8,853	528,981
Chief Financial Officer and Chief Operating Officer	2018	256,617	24,058	27,349	99,360	7,698	415,082

(1)	The amount reported is the aggregate grant date fair value of the options and restricted stock awards granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the option awards are set forth in Notes 2 and 17 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	Consists of employer matching SIMPLE IRA Plan contributions.

(3)	Mr. Astor has served as Chief Financial Officer since February 13, 2017 and was appointed to the additional position of Chief Operating Officer as of December 13, 2018.

Option and Restricted Stock Holdings and Fiscal Year-End Option and Restricted Stock Values

The following table shows information concerning unexercised options and unvested restricted stock awards outstanding as of December 31, 2019 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2019

		Option Awards(2)					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Restricted Stock that Have Not Vested (#)	Market Value of Shares of Restricted Stock that Have Not Vested ($)
Daron Evans	03/26/2014	8,374	—	—	4.14	03/26/2024	—	—
Daron Evans	04/15/2015	145,614	—	97,076	5.40	04/15/2025	—	—
Daron Evans	12/20/2017	46,507	46,507	—	4.50	12/20/2027	—	—
Daron Evans	12/16/2019	—	20,000	—	8.57	12/16/2029	—	—
Daron Evans	12/16/2019	—	—	—	—	—	9,282	79,547
Andrew Astor	02/13/2017	35,016	10,063	19,320	4.14	02/13/2027	—	—
Andrew Astor	05/01/2017	23,844	8,723	13,958	2.64	05/01/2027	—	—
Andrew Astor	12/20/2017	2,778	2,778	—	4.50	12/20/2027	—	—
Andrew Astor	12/19/2018	5,555	16,668	—	5.85	12/19/2028	—	—
Andrew Astor	12/16/2019	—	20,000	—	8.57	12/16/2029	—	—
Andrew Astor	12/16/2019	—	—	—	—	—	6,848	58,687

(1)	For better understanding of this table, we have included an additional column showing the grant date of stock options.

(2)	Stock options became or will become exercisable in accordance with the vesting schedule below:

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Name	Grant Date	Vesting
Daron Evans	03/26/2014	Fully exercisable

Daron Evans	04/15/2015	35% of the shares subject to the option vested in 16 equal quarterly installments over four years, commencing June 30, 2015; 15% of the shares subject to the option vested upon approval of listing of our common stock on the Nasdaq Stock Market; and 10% of the shares subject to the option vested on the February 1st following our first completed fiscal year in which annual revenue exceeded $3,000,000. The remaining 40% of the shares subject to the option were unvested as of December 31, 2019 but vested as to 20% on February 1, 2020 following our first completed fiscal year in which annual revenue exceeded $6,000,000 and as to 20% of February 1, 2020 following our first completed fiscal year in which annual revenue exceeded $10,000,000.

Daron Evans	12/20/2017	25% of the shares subject to the option vested on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Daron Evans	12/16/2019	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	02/13/2017	12.5% of the shares subject to the option vested on February 13, 2018; 37.5% of the shares subject to the option vest in twelve equal quarterly installments, with the first installment vesting three months following the first anniversary of the grant date; and 20% of the shares subject to the option vested upon approval of listing of our common stock on the Nasdaq Stock Market. The remaining 30% of the shares subject to the option were unvested as of December 31, 2019 but vested as to 10% on February 1, 2020 following our first completed fiscal year in which annual revenue exceeded $6,000,000 and as to 20% of February 1, 2020 following our first completed fiscal year in which annual revenue exceeded $10,000,000.

Andrew Astor	05/01/2017	12.5% of the shares subject to the option vested on May 1, 2018; 37.5% of the shares subject to the option vest in twelve equal quarterly installments, with the first installment vesting three months following the first anniversary of the grant date; and 20% of the shares subject to the option vested upon approval of listing of our common stock on the Nasdaq Stock Market. The remaining 30% of the shares subject to the option were unvested as of December 31, 2019 but vested as to 10% on February 1, 2020 following our first completed fiscal year in which annual revenue exceeded $6,000,000 and as to 20% of February 1, 2020 following our first completed fiscal year in which annual revenue exceeded $10,000,000.

Andrew Astor	12/20/2017	25% of the shares subject to the option vested on the first anniversary of the grant date, the remainder of the shares subject to the option vest therein after on a quarterly basis.

Andrew Astor	12/19/2018	25% of the shares subject to the option vested on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	12/16/2019	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

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Employment and Change in Control Agreements

We have used employment agreements as a means to attract and retain executive officers. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future.

Agreement with Mr. Daron Evans

The terms of Mr. Evans’s employment with us are set forth in an Employment Agreement dated as of April 15, 2015, as amended effective April 15, 2019 (the “Evans Employment Agreement”). The Evans Employment Agreement provides for an indefinite term until terminated by either party. Pursuant to the Evans Employment Agreement, Mr. Evans received an initial annualized base salary of $240,000 and is eligible to receive an annual performance bonus of up to 30% of his annualized base salary. As of January 1, 2020, Mr. Evans receives an annualized base salary of $356,000. The Evans Employment Agreement provides that if we terminate Mr. Evans without “cause,” or if he resigns for “good reason” (each as defined in the Evans Employment Agreement), then he shall be entitled to continuation of his base salary for a period of twelve months.

Agreement with Mr. Andrew Astor

The terms of Mr. Astor’s employment with us are set forth in a Letter Agreement dated as of February 10, 2017 (the “Astor Employment Agreement”). Mr. Astor’s initial employment was part-time, but was increased to full time as of April 27, 2017. Pursuant to the Astor Employment Agreement, Mr. Astor received an initial base salary of $10,000 per month, which was increased to base annual compensation to $250,000 on April 27, 2017. Mr. Astor is eligible for an annual performance bonus of up to 25% of his annualized base salary, based primarily on our performance. As of January 1, 2020, Mr. Astor receives an annualized base salary of $300,000. The Astor Employment Agreement provides that if we terminate Mr. Astor without “cause” (as defined in the Astor Employment Agreement), then he shall be entitled to six months base salary and six months of health benefits.

Change in Control Agreements

Although we do not currently have change in control agreements in place with any employees, our 2015 Equity Incentive Plan (the “2015 Plan”) provides that upon a change of control, as such term is defined in the 2015 Plan, unless the agreement granting an award provides otherwise, the administrator of the 2015 Plan may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2015 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding us by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the administrator pursuant to the 2015 Plan) as of the effective date of any such change of control, cash in an amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

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Equity Compensation Plan Information

Our equity compensation plans as of December 31, 2019 consisted of the 2015 Plan and two other terminated equity plans, the Amended and Restated Nephros 2000 Equity Incentive Plan and our Nephros, Inc. 2004 Stock Incentive Plan (together, the “Prior Plans”). The 2015 Plan and the Prior Plans have been approved by our stockholders. All of our employees and directors were eligible to participate in the Prior Plans and are eligible to participate in the 2015 Plan. The Prior Plans are expired and no further equity is granted under the Prior Plans.

The following table summarizes equity securities authorized for issuance to employees, consultants or members of our Board under our 2015 Plan and the Prior Plans as of December 31, 2019.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our stockholders	1,011,082	$5.51	29,516
Equity compensation plans not approved by our stockholders	-	-	-
Total	1,011,082	$5.51	29,516

Retirement Plans

On January 1, 2017, we established a Savings Incentive Match Plan for Employees Individual Retirement Account (SIMPLE IRA), which covers all employees. The SIMPLE IRA Plan provides for voluntary employee contributions up to statutory IRA limitations. We match 100% of employee contributions to the SIMPLE IRA Plan, up to 3% of each employee’s salary. We contributed and expensed approximately $69,000 to this plan in 2019.

Director Compensation

For fiscal year 2019, our directors received a $20,000 annual retainer, $1,500 per meeting for each quarterly Board meeting attended and reimbursement for expenses incurred in connection with serving on our Board. The Chairman of our Audit Committee was paid a $10,000 annual retainer and $1,000 per meeting for meetings of the Audit Committee, with a maximum of eight meetings per year. Members of any Special Committee formed during fiscal year 2019 are also paid a $10,000 annual retainer and $1,000 per meeting. Director fees owed as of December 31, 2019 were paid in restricted stock in lieu of a cash payment.

We grant each non-employee director who first joins our Board, immediately upon such director joining our Board, the number of options equal to the product of 0.0011 multiplied by the total number of outstanding shares of our common stock on a fully-diluted basis. The exercise price per share will be equal to the fair market value price per share of our common stock on the date of grant. We also grant annually to each non-employee director the number of options equal to the product of 0.0006 multiplied by the total number of outstanding shares of common stock of the company on a fully-diluted basis. The exercise price per share is be equal to the fair market value price per share of our common stock on the date of grant. These non-employee director options vest in three equal installments on each of the date of grant and the first and second anniversaries thereof.

Our executive officers do not receive additional compensation for service as directors if any of them so serve.

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2019.

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Non-Employee Director Compensation in Fiscal Year 2019

Name	Fees Earned or Paid in Cash	Restricted Stock Awards (1)(2)	Option Awards(3)(4)	Total
Arthur H. Amron(5)	$-	$29,549	$31,182	$60,731
Thomas Gwydir	$-	$20,268	$69,242	$89,510
Alisa Lask	$-	$27,655	$68,802	$96,457
Paul A. Mieyal(5)	$-	$29,549	$31,182	$60,731
Malcolm Persen	$-	$46,595	$31,182	$77,777
Oliver Spandow	$-	$29,549	$31,182	$60,731

(1)	Director fees owed as of December 31, 2019 were paid in restricted stock in lieu of a cash payment.

(2)	As of December 31, 2019, Mr. Gwydir had 2,365 shares of unvested restricted stock, Ms. Lask had 3,227 shares of unvested restricted stock, Mr. Persen had 5,437 shares of unvested restricted stock, and Mr. Spandow had 3,448 shares of unvested restricted stock.

(3)	The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 17 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(4)	As of December 31, 2019, Mr. Gwydir had 5,065 shares of common stock issuable upon exercise of vested options and 10,130 shares issuable upon exercise of unvested options; Ms. Lask had 5,062 shares of common stock issuable upon exercise of vested options and 10,123 shares issuable upon exercise of unvested options; Mr. Persen had 19,871 shares of common stock issuable upon exercise of vested options and 5,432 shares issuable upon exercise of unvested options; and Mr. Spandow had 11,610 shares of common stock issuable upon exercise of vested options and 8,587 shares issuable upon exercise of unvested options.

(5)	At the request of Mr. Amron and Dr. Mieyal, their respective options and director fees were directed to Wexford Capital LP.

Advisory Vote on Executive Compensation

Our Board recognizes the fundamental interest our stockholders have in the compensation of our executive officers. Based on an advisory vote of our stockholders at our 2014 Annual Meeting relating to the frequency of the advisory vote on the compensation of our named executive officers, our stockholders indicated their approval of the Board’s recommendation to hold a non-binding advisory vote on our executive compensation once every two years.

At our 2018 Annual Meeting, our stockholders approved with approximately 98% of the votes cast, on an advisory basis, in favor of the compensation of our named executive officers as disclosed in the compensation tables and related narrative disclosure in the proxy statement for the 2018 Annual Meeting. Based on the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives disclosed in the compensation tables and related narrative disclosure and adequately align the interests of our named executive officers with our long term goals.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, since the beginning of our 2018 fiscal year, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

●	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and

●	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

On April 10, 2018, we entered into a stock purchase agreement with certain purchasers identified therein pursuant to which we agreed to sell, and the purchasers agreed to purchase 726,735 shares of our common stock, par value $0.001 per share, at a cash purchase price equal to $4.05 per share. The purchasers included Mr. Evans and two minor children of Mr. Evans, who collectively purchased 8,777 shares, Mr. Astor, who purchased 8,888 shares, and Brian L. Pessin and Sandra F. Pessin, who purchased 74,074 shares and 296,296 shares, respectively.

27

On May 15, 2019, we entered into a stock purchase agreement with certain purchasers identified therein pursuant to which we agreed to sell, and the purchasers agreed to purchase 493,827 shares of our common stock, par value $0.001 per share, at a cash purchase price equal to $4.05 per share. The purchasers included Mr. Pessin and Ms. Pessin, who purchased 24,691 shares and 135,802 shares, respectively.

Mr. Pessin and Ms. Pessin are part of the Pessin Group, which collectively holds approximately 9% of our common stock as of March 25, 2020.

As of March 25, 2020, the Wexford Entities are our largest stockholder and beneficially own approximately 39% of our outstanding common stock. The shares beneficially owned by the Wexford Entities may be deemed beneficially owned by (i) Wexford Capital LP, which is the manager or investment manager of certain Wexford Entities, (ii) Wexford GP LLC, which is the General Partner of Wexford Capital LP, and/or (iii) Charles E. Davidson and Joseph M. Jacobs, each in his capacity as a managing member of Wexford GP LLC and certain Wexford Entities. Arthur H. Amron, one of our directors, is a Partner and General Counsel of Wexford Capital LP. Paul A. Mieyal, one of our directors, is a Vice President of Wexford Capital LP. During 2019 and 2018, at the request of Mr. Amron and Dr. Mieyal, fees and options in the aggregate amount of approximately $121,462 and $103,124, respectively, earned in respect of services they rendered to us were directed to Wexford Capital LP.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Stockholders having proposals that they desire to present at next year’s annual meeting of our stockholders should, if they desire that such proposals be included in our proxy statement relating to such meeting, submit such proposals in time to be received by us not later than December 9, 2020, approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement. Proposals should be mailed to the attention of our Chief Financial Officer at our principal executive offices, 380 Lackawanna Place, South Orange, New Jersey 07079. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, which permit them to prove the date of delivery. Also, to be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act and we direct your close attention to that rule.

In addition, Rule 14a-4 of the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. With respect to our next annual meeting of stockholders, if we are not provided notice of a stockholder proposal prior to February 22, 2021, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other business matters that are to be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named on the enclosed proxy have the discretionary authority to vote all proxies received with regard to those matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Dated April 8, 2020

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NEPHROS, INC.
380 LACKAWANNA PLACE
SOUTH ORANGE, NJ 07079
ATTN: ANDREW ASTOR

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Daron Evans   02) Thomas Gwydir   03) Alisa Lask

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	For	Against	Abstain
2. Ratification of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐
3. Approval of a 327,062 share increase in the number of shares authorized under our 2015 Equity Incentive Plan.	☐	☐	☐
4. Approval of the compensation of our named executive officers on an advisory (non-binding) basis.	☐	☐	☐

The Board of Directors recommends you vote FOR 1 YEAR on proposal 5:	1 year	2 years	3 years	Abstain
5. Approval of the frequency of the vote on the compensation of our named executive officers on an advisory (non-binding) basis.	☐	☐	☐	☐

NOTE: Proposal 1 is to elect Mr. Evans, Mr. Gwydir, and Ms. Lask as Class III Directors to hold office until the 2023 Annual Meeting of Stockholders. In his or her discretion, the proxy named on the front of this card is also authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000449433_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

NEPHROS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Nephros, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2020 and hereby appoints Andrew Astor as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Nephros, Inc., to be held on May 21, 2020 at 9:00 a.m., Eastern Time, at Nephros, Inc., 380 Lackawanna Place, South Orange, NJ 07079 and any adjournment(s) hereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE, "FOR" PROPOSALS 2, 3, AND 4, AND "ONE YEAR" ON PROPOSAL 5. THIS PROXY WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXY AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

0000449433_2 R1.0.1.18